UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 13, 2025

Date of report (date of earliest event reported)

POLARIS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11411	41-1790959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55	Medina	Minnesota	55340
(Address of Principal Executive Offices)			(Zip Code)

(763) 542-0500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 13, 2025, Polaris Inc. (the “Company”) issued $500,000,000 in aggregate principal amount of its 5.600% Senior Notes due 2031 (the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated November 5, 2025, by and among the Company and BofA Securities, Inc., Wells Fargo Securities, LLC, MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters listed in Schedule A thereof. The Notes were offered and sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-275360) (the “Registration Statement”). A prospectus supplement relating to the offering and sale of the Notes, dated November 5, 2025, was filed with the Securities and Exchange Commission on November 7, 2025. The Notes will be governed by an Indenture, dated as of November 16, 2023, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of November 13, 2025 (the “Second Supplemental Indenture”), between the Company and the Trustee.

This Current Report on Form 8-K is being filed to report as exhibits the Underwriting Agreement, Second Supplemental Indenture (including Form of Note) and Opinion of Jones Day in connection with the offering and sale of the Notes for incorporation by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated November 5, 2025, among the Company and BofA Securities, Inc., Wells Fargo Securities, LLC, MUFG Securities Americas Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters listed in Schedule A thereof.

4.1	Second Supplemental Indenture, dated as of November 13, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee (including Form of Note).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2025	POLARIS INC.

	By:	/s/ Robert P. Mack
Name: Robert P. Mack
Title: Chief Financial Officer

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